SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (or Date of Earliest Event Reported): May 1, 2004



                              MATRIX BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

         Colorado                         0-21231                84-1233716

(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)



700 Seventeenth Street, Suite 2100                                  80202
Denver, Colorado

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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (303) 595-9898.


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 3, 2004, Matrix Bancorp, Inc. (the "Company") announced the closing of the sale of two bank branches located in Las Cruces, New Mexico by its subsidiary, Matrix Capital Bank. The branches were sold to FirstBank, a subsidiary of Access Anytime BanCorp, Inc., and included approximately $78.5 million of deposits and $22.7 million of loans, as well as the real estate and leases associated with the branches. The Company received regulatory approval for the sale on April 7, 2004 and the transaction closed on May 1, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1 Press Release, dated May 3, 2004, announcing financial results for the quarter ended March 31, 2004 and the closing of the sale of Matrix Capital Bank branches in New Mexico.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this Item 12 and in the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On May 3, 2004, Matrix Bancorp, Inc. issued a press release announcing financial results for the quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.


Forward-Looking Statements

Certain statements contained in this Form 8-K that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "predict," "plan," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of future events described in such forward-looking statements in this report could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: third party claims or actions in relation to the ongoing or future bankruptcies filed by clients or customers; interest rate fluctuations; level of delinquencies; defaults and prepayments; general economic conditions; the occurrence of acts of terrorism, such as the events of September 11, 2001, or acts of war;

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competition;  government regulation;  possible future litigation; the actions or inactions of third parties; and other risks set forth in our periodic reports, filings and other public statements, including the Company's current report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2001. Readers should not place undue expectations on any forward-looking statements. We are not promising to make any public announcement when we consider forward-looking statements in this document to be no longer accurate, whether a result of new information, what actually happens in the future or for any other reason.













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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 3, 2004


                                         MATRIX BANCORP, INC.


                                         By:  /s/ Allen McConnell
                                             -----------------------------------
                                         Name:  Allen McConnell
                                              ----------------------------------
                                         Title:  Senior Vice President
                                               ---------------------------------












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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

    99.1 Press Release, dated May 3, 2004, announcing financial results for the quarter ended March 31, 2004 and the closing of the sale of Matrix Capital Bank branches in New Mexico.


















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